                 AmeriCredit Automobile Receivables Trust 1997-D
                       Class A-1 5.800% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 6.240% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                        03/01/99
Monthly Period Ending:                           03/31/99

I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                              Class A-1        Class A-2       Class A-3          TOTAL
      A.       Preliminary End of period Note Balance                 $0     $102,380,158     $123,000,000     $225,380,158
                                                            ---------------------------------------------------------------

      B.       Deficiency Claim Amount                                 0                0                0                0

      C.       End of period Note Balance                             $0     $102,380,158     $123,000,000     $225,380,158
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------

      D.       Note Pool Factors                               0.000000%       56.252834%      100.000000%       56.345040%
                                                            ---------------------------------------------------------------
                                                            ---------------------------------------------------------------

II.         RECONCILIATION OF SPREAD ACCOUNT:

      A.       Preliminary End of period Spread Account balance                                            $1,999,993
                                                                                                        -------------
      B.       Priority First - Deficiency Claim Amount from preliminary certificate                                0
                                                                                                        -------------
      C.       End of period Spread Account balance                                                        $1,999,993
                                                                                                        -------------

X.          PERFORMANCE TESTS:

      A.       Delinquency Ratio

                (1)      Receivables with Scheduled Payment
                               delinquent more than 60 days

                               at end of period                                         $7,598,786
                                                                                      ------------
                (2)      Purchased Receivables with Scheduled Payment
                              delinquent more than 60 days at end of
                              period

                                                                                      ------------
                (3)      Beginning of period Principal Balance                         253,837,927
                                                                                      ------------
                (4)      Delinquency Ratio (1)+(2) divided by (3)                                               2.99%
                                                                                                        -------------
                (5)      Previous Monthly Period Delinquency Ratio                                              3.45%
                                                                                                        -------------
                (6)      Second previous Monthly Period Delinquency Ratio                                       3.84%
                                                                                                        -------------
                (7)      Average Delinquency Ratio (4)+(5)+(6)
                              divided by 3                                                                      3.43%
                                                                                                        -------------
                (8)      Compliance (Delinquency Test Failure is a
                                Delinquency Ratio equal to or greater than 5.00%)                                 yes
                                                                                                        -------------

      B.  Cumulative Default Rate

          (1)      Defaulted Receivables in Current Period                                      $2,518,084
                                                                                              ------------
          (2)      Cumulative Defaulted Receivables Including
                        Defaulted Receivables in Current Period                                 50,504,348
                                                                                              ------------
          (3)      Original Pool Balance                                                       399,999,306
                                                                                              ------------
          (4)      Cumulative Default Rate (2) divided by (3)                                                      12.63%
                                                                                                              -----------
          (5)      Compliance (Default Test Failure is a Cumulative

                          Default Rate equal to or greater than 18.92%.)                                              yes
                                                                                                              -----------


      C.  Cumulative Net Loss Rate

          (1)      Receivables becoming Liquidated Receivables during period                    $2,547,854
                                                                                              ------------
          (2)      Purchased Receivables with Scheduled

                        Payment delinquent more than 30 days at end of period

                                                                                              ------------
          (3)      Cram Down Losses occurring during period

                                                                                              ------------
          (4)      Liquidation Proceeds collected during period                                 (1,310,638)
                                                                                              ------------
          (5)      Net Losses during period (1)+(2)+(3)-(4)                                      1,237,216
                                                                                              ------------
          (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                  24,322,816
                                                                                              ------------
          (7)      50% of Receivables with Scheduled Payment delinquent

                        more than 90 days at end of period                                       2,903,517
                                                                                              ------------
          (8)      Original Aggregate Principal Balance plus Pre-Funded
                   Amount as of the Closing Date                                               400,000,000
                                                                                              ------------
          (9)      Cumulative Net Loss Rate (5)+(6)+(7)

                         divided by (8)                                                                             7.12%
                                                                                                              -----------
          (10)     Compliance (Net Loss Test Failure is a

                          Net Loss Rate equal to or greater than 10.81%.)                                             yes
                                                                                                              -----------

      D.       Extension Rate

          (1)      Principal Balance of Receivables extended during current period               5,931,416
                                                                                             --------------
          (2)      Beginning of Period Aggregate Principal Balance                             253,837,927
                                                                                             --------------
          (3)      Extension Rate (1) divided by (2)                                                                2.34%
                                                                                                              -----------
          (4)      Previous Monthly Extension Rate                                                                  2.25%
                                                                                                              -----------
          (5)      Second previous Monthly Extension Rate                                                           2.22%
                                                                                                              -----------
          (6)      Average Extension Rate (3)+(4)+(5)
                        divided by 3                                                                                2.27%
                                                                                                              -----------
          (7)      Compliance (Extension Test Failure is an
                          Extension Rate equal to or greater than 4%.)                                                yes
                                                                                                              -----------

XI.         DELINQUENCY:

      A.  Receivables with Scheduled Payment delinquent

          (1)      31-60 days                                                      #   2,169   $23,214,576          9.15%
                                                                                   --------------------------------------
          (2)      61-90 days                                                            499     5,318,399          2.10%
                                                                                   --------------------------------------
          (3)      over 90 days                                                          220     2,280,387          0.90%
                                                                                   --------------------------------------

          Receivables with Scheduled Payment delinquent
              more than 30 days at end of period                                       2,888   $30,813,362         12.14%
                                                                                   --------------------------------------
                                                                                   --------------------------------------




By:      --------------------------------------------
Name:    PRESTON A. MILLER
Title:   EXECUTIVE VICE PRESIDENT AND TREASURER
Date:    APRIL 2, 1999

                 AmeriCredit Automobile Receivables Trust 1997-D
                       Class A-1 5.800% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 6.240% Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     03/01/99
Monthly Period Ending:        03/31/99


I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.    Beginning of period Aggregate Principal Balance                                    $253,837,927
                                                                                              ------------
     B.    Purchase of Subsequent Receivables                                                            0
                                                                                              ------------
     C.    Monthly Principal Amounts

           (1)     Collections on Receivables outstanding
                         at end of period                                          8,759,665
                                                                                  ----------
           (2)     Collections on Receivables paid off
                         during period                                             3,487,575
                                                                                  ----------
           (3)      Receivables becoming Liquidated Receivables
                         during period                                             2,547,854
                                                                                  ----------
           (4)      Receivables becoming Purchased Receivables
                         during period
                                                                                  ----------
           (5)      Cram Down Losses occurring during period
                                                                                  ----------
           (6)      Other Receivables adjustments                                     71,302
                                                                                  ----------
           (7)       Less amounts allocable to Interest                           (3,800,068)
                                                                                  ----------

           Total Monthly Principal Amounts                                                      11,066,328
                                                                                              ------------
     D.       End of period Aggregate Principal Balance                                       $242,771,599
                                                                                              ------------
                                                                                              ------------
     E.       Pool Factor                                                                       60.693005%
                                                                                              ------------
                                                                                              ------------

II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                Class A-1        Class A-2        Class A-3       TOTAL
                                                                ---------        ---------        ---------       -----
     A.       Beginning of period Note Balance                           $0     $114,309,738      $123,000,000  $237,309,738
                                                                ------------------------------------------------------------
     B.       Noteholders' Principal Distributable Amount                 0       11,066,328                 0    11,066,328
     C.       Noteholders' Accelerated Principal Amount                   0          854,887                 0       854,887
     D.       Accelerated Payment Amount Shortfall                        0            8,365                 0         8,365
     E.       Note Prepayment Amount                                      0                0                 0             0
     F.       Deficiency Claim Amount                                     0                0                 0             0
                                                                ------------------------------------------------------------


     G.       End of period Note Balance                                 $0     $102,380,158      $123,000,000  $225,380,158
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------

     H.       Note Pool Factors                                   0.000000%       56.252834%       100.000000%    56.345040%
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------

III. RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.       Beginning of period Pre-Funding Account balance                                          $0
                                                                                              -----------
     B.       Purchase of Subsequent Receivables                                          0
                                                                               ------------
     C.       Investment Earnings                                                         0
                                                                               ------------
     D.       Investment Earnings Transfer to Collections Account                         0
                                                                               ------------
     E.       Payment of Mandatory Prepayment Amount
                                                                               ------------
                                                                                                        0
                                                                                              -----------
     F.       End of period Pre-Funding Account balance                                                $0
                                                                                              -----------
                                                                                              -----------

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.       Total Monthly Principal Amounts                                                 $11,066,328
                                                                                              -----------
     B.       Required Pro-forma Security Balance                               218,494,439
                                                                               ------------
     C.       Pro-forma Security Balance (Assuming 100% Paydown of Total
              Monthly Principal Amounts)                                        226,243,410
                                                                               ------------
     D.       Step-down Amount  (B. - C.)                                                               0
                                                                                              -----------
     E.       Principal Distributable Amount  (A.- D.)                                        $11,066,328
                                                                                              -----------
                                                                                              -----------

V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.       Beginning of period Capitalized Interest  Account balance                                $0
                                                                                              -----------
     B.       Monthly Capitalized Interest Amount                                         0
                                                                               ------------
     C.       Investment Earnings                                                         0
                                                                               ------------
     D.       Investment Earnings Transfer to Collections Account                         0
                                                                               ------------
     E.       Payment of Overfunded Capitalized Interest Amount                           0
                                                                               ------------
     F.       Payment of Remaining Capitalized Interest Account                           0
                                                                               ------------
                                                                                                        0
                                                                                              -----------
     G.       End of period Capitalized Interest Account balance                                       $0
                                                                                              -----------
                                                                                              -----------

VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.       Available Funds:

           (1)     Collections on Receivables during period
                         (net of Liquidation Proceeds)                          $12,247,240
                                                                               ------------
           (2)      Liquidation Proceeds collected
                         during period                                            1,310,638
                                                                               ------------
           (3)      Purchase Amounts deposited in Collection
                          Account
                                                                               ------------
           (4) (a)       Investment Earnings - Collection Account                    29,782
                                                                               ------------
                 (b)       Investment Earnings - Transfer From Prefunding
                           Account                                                        0
                                                                               ------------
                 (c)       Investment Earnings - Transfer From Capitalized
                           Interest Account                                               0
                                                                               ------------
           (5)       Collection of Supplemental Servicing Fees
                 (a)       Extension Fees                                            61,643
                                                                               ------------
                 (b)       Repo and Recovery Fees Advanced                           80,404
                                                                               ------------
                 (c)       Other Fees                                                91,453
                                                                               ------------
           (6)       Monthly Capitalized Interest Amount                                  0
                                                                               ------------
           (7)       Mandatory Prepayment Amount
                                                                               ------------

           Total Available Funds                                                               13,821,160
                                                                                              -----------

     B.    Distributions:

           (1)      Base Servicing Fee and Supplemental Servicing Fees
                 (a)       Base Servicing Fee                                       474,360
                                                                               ------------
                 (b)       Repo and Recovery Fees                                    80,404
                                                                               ------------
                 (c)       Bank Service Charges                                       6,548
                                                                               ------------
                 (d)       Other Fees                                                91,453
                                                                               ------------
           (2)      Agent fees                                                        1,586
                                                                               ------------
           (3)      Refunds of Overpayments paid by AFS                              20,185
                                                                               ------------
           (4)      Noteholders' Interest Distributable Amount
                            (a)        Class A - 1                                        0
                                                                               ------------
                            (b)        Class A - 2                                  502,502
                                                                               ------------
                            (c)        Class A - 3                                  639,600
                                                                               ------------

           (5)      Noteholders' Principal Distributable Amount
                            (a)        Class A - 1                                        0
                                                                               ------------
                            (b)        Class A - 2                               11,066,328
                                                                               ------------
                            (c)        Class A - 3                                        0
                                                                               ------------

           (6)      Security Insurer Premiums                                        83,307
                                                                               ------------

           Total distributions                                                                 12,966,273
                                                                                              -----------

     C.         Excess Available Funds  (or Deficiency Claim Amount )                             854,887
                                                                                              -----------

     D.         Noteholders' Accelerated Principal Amount                                        (854,887)
                                                                                              -----------

     E.         Deposit to Spread Account                                                              $0
                                                                                              -----------
                                                                                              -----------

VlI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.         Excess Available Funds  (VI.C. - VI.E.)                                                 $854,887
                                                                                                    ------------
     B.         Pro Forma Security Balance    (II.A.-II.B.)                                          226,243,410
                                                                                                    ------------
     C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                           218,494,439
                                                                                                    ------------
     D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                          7,748,971
                                                                                                    ------------
     E.         End of Period  Class A-1 Note Balance (before accel. payments)                                 0
                                                                                                    ------------
     F.         Greater of D. or E.                                                                    7,748,971
                                                                                                    ------------
     G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                   $854,887
                                                                                                                   -----------

VIII.CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.         Pro Forma Security Balance                                                          $226,243,410
                                                                                                    ------------
     B.         Required Pro Forma Security Balance                                                  218,494,439
                                                                                                    ------------
     C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                          7,748,971
                                                                                                    ------------
     D.         End of Period  Class A-1 Note Balance (before accel. payments)                                 0
                                                                                                    ------------
     E.         Greater of C. or D.                                                                    7,748,971
                                                                                                    ------------
     F.         Excess Available Funds  (VI.C.)                                                          854,887
                                                                                                    ------------
     G.         Investment Earnings on Collection Account                                                 29,782
                                                                                                    ------------
     H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                    $6,923,866
                                                                                                                   -----------

IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.       Beginning of period Spread Account balance                                                            $1,999,993
                                                                                                                   -----------

     B.       Additions to Spread Account
           (1)       Deposits from Collections Account    (VI. E.)                                             0
                                                                                                    ------------
           (2)       Investment Earnings                                                                   8,365
                                                                                                    ------------
           (3)       Deposits Related to Subsequent Receivables Purchases                                      0
                                                                                                    ------------

           Total Additions                                                                                               8,365
                                                                                                                   -----------

     C.       Spread Account balance available for  withdrawals                                                      2,008,358
                                                                                                                   -----------

     D.       Requisite Amount of Spread Account
             (1)       Initial Spread Account Deposit                                                 $3,249,993
                                                                                                    ------------
             (2)       Subsequent Spread Account Deposits                                                750,000
                                                                                                    ------------
             (3)       Total Initial & Subsequent Spread Account Deposits
                       (1)+(2)                                                                         3,999,993
                                                                                                    ------------
             (4)       $100,000                                                                          100,000
                                                                                                    ------------
             (5)       2% of Original Pool Balance (total deliveries)                                  7,999,986
                                                                                                    ------------
             (6)       End of period Note Balance (before accel. principal
                       shortfall calc)                                                               225,388,523
                                                                                                    ------------
             (7)       Lesser of (5) or (6)                                                            7,999,986
                                                                                                    ------------
             (8)       Floor Amount Greater of (4) or (7)                                              7,999,986
                                                                                                    ------------
             (9)       Aggregate Principal Balance                                                   242,771,599
                                                                                                    ------------
            (10)       End of period Note Balance (before accel. principal
                       shortfall calc)                                                               225,388,523
                                                                                                    ------------
            (11)       Line (9) less line (10)                                                        17,383,076
                                                                                                    ------------
            (12)       OC level     (11) / (9)                                                             7.16%
                                                                                                    ------------
            (13)       13% less OC level, if OC level is greater than 10%                                    n/a
                                                                                                    ------------
            (14)       If OC level is equal to or greater than 10%, Percent in (13)
                       x End of Period
                            Aggregate Principal Balance                                                      n/a
                                                                                                    ------------
            (15)       If OC level is less than 10%, 1% of Original Pool Balance
                       (total deliveries)                                                              3,999,993
                                                                                                    ------------
            (16)       15% of end of period Aggregate Principal Balance if
                       Trigger Date                                                                          n/a
                                                                                                    ------------
            (17)       Floor per Recourse Reduction                                                    1,999,993
                                                                                                    ------------

           Requisite Amount of Spread Account (either (3), (8), (14), (15),
           (16), or (17) as applicable)                                                                              1,999,993
                                                                                                                   -----------

     E.       Withdrawals from Spread Account
             (1)       Priority First - Deficiency Claim Amount
                                                                                                    ------------
             (2)       Priority Second through Third
                                                                                                    ------------
             (3)       Priority Fourth - Accelerated Payment Amount Shortfall          6,923,866
                                                                                       ---------
                         Accelerated Payment Amount Shortfall in Excess of
                         Requisite Amount                                                                  8,365
                                                                                                    ------------
             (4)       Priority Fifth through Sixth
                                                                                                    ------------
             (5)       Priority Seventh - to Servicer
                                                                                                    ------------
             (6)       Recourse Reduction to Servicer (February 1999)
                                                                                                    ------------

           Total withdrawals                                                                                             8,365
                                                                                                                   -----------


     F.       End of period Spread Account balance                                                                  $1,999,993
                                                                                                                   -----------

X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.       Beginning of period number of Receivables                      25,527
                                                                        -----------
     B.       Number of Subsequent Receivables Purchased                          0
                                                                        -----------
     C.       Number of Receivables becoming Liquidated
                     Receivables during period                                  250
                                                                        -----------
     D.       Number of Receivables becoming Purchased
                     Receivables during period
                                                                        -----------
     E.       Number of Receivables paid off during period                      380
                                                                        -----------
     F.       End of period number of Receivables                            24,897
                                                                        -----------
                                                                        -----------

XI.     STATISTICAL DATA:

     A.       Weighted Average APR of the Receivables                        19.20%
                                                                        -----------
     B.       Weighted Average Remaining Term of the Receivables              39.68
                                                                        -----------
     C.       Average Receivable Balance                                     $9,751
                                                                        -----------
     D.       Aggregate Realized Losses                                 $25,560,032
                                                                        -----------




By:            -------------------------------------------
Name:          PRESTON A. MILLER
Title:         EXECUTIVE VICE PRESIDENT AND TREASURER
Date:          APRIL 1, 1999